Colonial U.S. Growth & Income Fund, VS

                    SUPPLEMENT TO PROSPECTUS

Effective July 29, 2002, the above referenced Fund will no longer be managed in accordance with the Morningstar, Inc. ("Morningstar") guidelines for a particular category as defined by Morningstar. Accordingly, all references to Morningstar and its categories and style boxes are hereby deleted from the investment strategy discussion, and Appendix A of the Fund's prospectus is hereby deleted in its entirety.




                                                  July 29, 2002